UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 23, 2012 (January 18, 2012)

ECOLOCAP SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52256
(Commission File No.)

1250 S. Grove Avenue, Suite 308
Barrington, Illinois   60010
(Address of principal executive offices and Zip Code)

(866) 479-7041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 18, 2012, we entered into a Standstill Agreement (the “Agreement”) between K Micro Bubble Technology Inc., a Korean corporation (“KMBT”) and Fuel Emissions International Inc., a Delaware corporation (“FEII”) wherein we, KMBT and FEII agreed not to discuss or negotiate with any third party, or enter into any understandings, agreements or undertakings with any third party, with respect to the sale of fuel emission technology and associated additives.  The standstill period expired on February 29, 2012.  Under the terms of the Agreement, FEII was obligated to pay us $50,000.00 by January 20, 2012 and additional $50,000.00 by February 10, 2012.  The foregoing fees were paid.

On February 27, 2012, we entered into a Second Standstill Agreement (the “ Second Agreement”) between K Micro Bubble Technology Inc., a Korean corporation (“KMBT”) and Fuel Emissions International Inc., a Delaware corporation (“FEII”) wherein we, KMBT and FEII agreed not to discuss or negotiate with any third party, or enter into any understandings, agreements or undertakings with any third party, with respect to the sale of fuel emission technology and associated additives.  The standstill period expired on March 31, 2012.  Under the terms of the Second Agreement, FEII was obligated to pay us $50,000.00 by February 29, 2012 and additional $50,000.00 by March 15, 2012.  The foregoing fees were paid.

ITEM 1.02                      TERMINATION OF A MATERAIL DEFINITIVE AGREEMENT

On January 18, 2012, we entered into a Standstill Agreement (the “Agreement”) between K Micro Bubble Technology Inc., a Korean corporation (“KMBT”) and Fuel Emissions International Inc., a Delaware corporation (“FEII”) wherein we, KMBT and FEII agreed not to discuss or negotiate with any third party, or enter into any understandings, agreements or undertakings with any third party, with respect to the sale of fuel emission technology and associated additives.  The standstill period expired on February 29, 2012.  Under the terms of the Agreement, FEII was obligated to pay us $50,000.00 by January 20, 2012 and additional $50,000.00 by February 10, 2012.  The foregoing fees were paid.  On February 29, 2012 the foregoing Agreement terminated by its own terms.

ITEM 7.01                      REGULATION FD DISCLOSURE.

On March 21, 2012, we announced that we are in a standstill period with Fuel Emulsions International, Inc. (FEI) of Miami, FL until March 31, 2012.  Under the proposed agreement, FEI is committed to purchase, own and operate all or most of our manufactured processing equipment and additive for the production of M-Fuel and other specialty emulsion fuels.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

10.1	Standstill Agreement.
10.2	Second Standstill Agreement
99.1	Press release dated March 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of March, 2012.

ECOLOCAP SOLUTIONS INC.

BY:	MICHAEL SIEGEL
Michael Siegel
Principal Executive Officer and a member of the Board of Directors